UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 21, 2006




                           CENTRAL FREIGHT LINES, INC.
             (Exact name of registrant as specified in its charter)



      Nevada                     000-50485                    74-2914331
(State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)          File Number)               Identification No.)


           5601 West Waco Drive, Waco, TX                          76710
      (Address of principal executive offices)                  (Zip Code)


                                 (254) 772-2120
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.



     On April 21, Central Freight Lines, Inc., a Nevada corporation (the "Company"), issued a press release. A copy of the press release is attached to this report as Exhibit 99.1.

     The information contained in this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 9.01       Financial Statements and Exhibits.



                  (a)      Financial statement of business acquired.



                           Not applicable.



                  (b)      Pro forma financial information.



                           Not applicable.



                  (c)      Exhibits:



                    EXHIBIT

                    NUMBER            EXHIBIT DESCRIPTION
                    ------            -------------------



                     99.1           Press release dated April 21, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENTRAL FREIGHT LINES, INC.


Date:   April 21, 2006                  By: /s/ Jeff Hale
                                             Jeff Hale
                                             Senior Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX


      EXHIBIT

      NUMBER                        EXHIBIT DESCRIPTION
      ------                        -------------------


       99.1                         Press release dated April 21, 2006.

                                                                   EXHIBIT 99.1

                 CENTRAL FREIGHT LINES, INC. MAKES ANNOUNCEMENT



Waco, TX (PR Newswire) - April 21, 2006 - On April 17, 2006, Central Freight Lines, Inc. (Nasdaq/NMS: CENF) filed a preliminary proxy statement with the Securities and Exchange Commission concerning the Company's 2006 Annual Meeting of Stockholders and the expected vote on its previously announced merger transaction with North American Truck Lines, LLC and Green Acquisition Company (the "Merger"). The agreement for the Merger provides that a company controlled by Jerry Moyes and certain related parties would become the owners of the
Company, and the Company would cease to be publicly traded. The Company also announced on April 17, 2006 that it had taken possession of approximately $5.3 million in revenue equipment as the result of a transaction facilitated by Mr. Moyes. The Company's independent registered public accounting firm qualified its 2005 audit opinion due to a going concern uncertainty. The pending Merger was not allowed to be considered by the public accounting firm in its assessment of the Company. The Company expects the Merger to be completed in July of 2006 and appreciates the confidence Mr. Moyes expressed through the recent equipment transaction.

Central  Freight  Lines,  Inc.  is  a  non-union,   less-than-truckload  carrier
specializing in regional overnight and second day markets in the Midwest, Southwest, West Coast, and Pacific Northwest. Utilizing marketing alliances, the Company also provides service to the Great Lakes, Northeast, Southeast, Mexico, and Canada.

This press release contains forward-looking statements that involve risk, assumptions, and uncertainties that are difficult to predict. Statements that constitute forward-looking statements are usually identified by words such as "anticipates," "believes," "estimates," "projects," "expects," "plans," "intends," or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual events may differ materially from those set forth in the forward-looking statements. We undertake no obligation to update any of these forward-looking statements.

With respect to statements regarding the consummation of the Merger, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: the risk that our business will suffer due to uncertainties caused by the announcement of the transaction; the risk that we may not be able to obtain third party and stockholder approvals necessary to consummate the transaction; as well as the risk that the transaction will not close for other reasons.

Corporate Contact:
Jeff Hale, Chief Financial Officer
(480) 361-5295
jhale@centralfreight.com